SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 1997

                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                   001-12739                 59-2327-381
-------------------------------------------------------------------------------
     (State or other           (Commission File           (I.R.S. Employer
      jurisdiction                  Number)                Identification
    of incorporation)                                           No.)

                             1810 N.E. 144th Street
                           North Miami, Florida 33181
     ----------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (305) 944-7710

                                       N/A
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

         This Form 8-K amends the information contained in Item 5 of the Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 for Advanced Electronic Support Products, Inc. (the "Company") with respect to an acquisition by the Company of all of the capital stock of Dataholding AS, a Norwegian limited company ("Dataholding"). This Form 8-K includes both the financial statements of Dataholding which are required to be filed pursuant to
Item 7(a) of Form 8-K, as well as the pro forma financial statements of the Company and Dataholding required to be filed pursuant to Item 7(b) of Form 8-K, with respect to that transaction.

                                TABLE OF CONTENTS

A.       FINANCIAL STATEMENTS OF DATAHOLDING AS

FOR PERIOD ENDED DECEMBER 31, 1996

         Independent Auditors Report........................................  5

         Norwegian GAAP Income Statement....................................  6

         Norwegian GAAP Balance Sheet.......................................  7

         Norwegian GAAP Statement of Cash Flow..............................  9

         Notes to Norwegian GAAP Financial Statements....................... 10

FOR PERIOD ENDED SEPTEMBER 30, 1997

         Unaudited Balance Sheet at September 30, 1997...................... 14

         Unaudited Income Statement for the Nine Months Ended September 30,
                  1997...................................................... 15

         Unaudited Statement of Stockholder's Equity for the Nine Months
                  Ended September 30, 1997.................................. 16

         Unaudited Statement of Cash Flows for the Nine Months Ended
                  September 30, 1997........................................ 17

         Notes to Unaudited Financial Statements............................ 18

B.       PRO FORMA FINANCIAL INFORMATION OF THE COMPANY AND DATAHOLDING

         Unaudited Pro Forma Condensed Consolidated Balance Sheet at
                  September 30, 1997........................................ 20

         Unaudited Pro Forma Condensed Consolidated Income Statement for the
                  Year Ended December 31, 1995.............................. 21

         Unaudited Pro Forma Condensed Consolidated Income Statement for the
                  Year Ended December 31, 1996.............................. 22

         Unaudited Pro Forma Condensed Consolidated Income Statement for the
                  Period Ended September 30, 1997........................... 23

         Notes to Unaudited Pro Forma Condensed Consolidated Financial
                  Statements................................................ 24

                        [LETTERHEAD OF DELOITTE & TOUCHE]

                                 Translation from the original Norwegian version

To the Annual Shareholders' Meeting of Dataholding AS

AUDITOR'S REPORT FOR 1996

We have audited the annual report and accounts of Dataholding AS for 1996 which show a profit for the year of NOK 2.014.492 for the parent company and a consolidated profit for the year of NOK 2.014.537. The annual report and accounts, which comprise the Board of Directors' report, profit and loss account, balance sheet, statement of cash flow and notes to the accounts and consolidated accounts, are presented by the company's Board of Directors and its managing director.

Our responsibility is to examine the company's annual report and accounts, its accounting records and other related matters.

We have conducted our audit in accordance with relevant laws, regulations and Norwegian generally accepted auditing standards. We have performed those audit procedures which we have considered necessary to confirm that the annual report and accounts are free of material misstatements. We have examined, on a test basis, the evidence supporting the accounts and assessed the accounting principles applied, the estimates made by management, and the content and presentation of the annual report and accounts. To the extent required by Norwegian generally accepted auditing standards we have reviewed the company's internal control and the management of its financial affairs.

The Board of Directors' proposal for the application of the profit and equity transfers for the year is in accordance with the requirements of the Norwegian Joint-Stock Companies Act.

In our opinion, the annual report and accounts have been prepared in accordance with the requirements of the Norwegian Joint-Stock Companies Act and present fairly the financial position of the company and of the group as of December 31, 1996 and the result of its operations for the financial year, in accordance with Norwegian generally accepted accounting principles.

Oslo, April 10, 1997

DELOITTE & TOUCHE

Jacob Berger (sign)
State Authorized Public Accountant (Norway)

                                 DATAHOLDING AS

        CONSOLIDATED INCOME STATEMENTS FOR YEAR ENDED DECEMBER 31 (NGAAP)

     1996                                                            1996             1995
      USD                                                            NOK              NOK
                 OPERATING REVENUES AND EXPENSE            NOTE

      4,531,944  Sales income                                       29.197.052       24.974.094
         73,058  Other operating income                                470.673          243.640
---------------                                                 --------------   --------------
      4,605,002  Total operating revenues                           29.667.725       25.217.734
---------------                                                 --------------   --------------
      2,711,891  Cost of goods sold                                 17.471.359       14.847.172
        876,427  Payroll and related costs                           5.646.379        4.731.987
        500,513  Other operating expenses                  7         3.224.557        4.137.789
         46,004  Depreciation                              5           296.381          105.188
         17,797  Bad debt expense                          2           114.659          237.839
---------------                                                 --------------   --------------
      4,152,633  Total operating expense                            26.753.335       24.059.975
---------------                                                 --------------   --------------
        452,369  Operating income                                    2.914.390        1.157.759
---------------                                                 --------------   --------------
                 Financial income and expenses

         16,691  Interest income                                       107.534           70.102
         22,948  Other financial income                                147.842           26.738
        (25,908) Interest expenses                                    (166,913)        (339.172)
---------------                                                 --------------   --------------
         13,731  Net financial income (expense)                         88.463         (242.332)
---------------                                                 --------------   --------------
        466,101  Income before taxes                                 3.002.853          915.427
---------------                                                 --------------   --------------
        153,406  Income tax expense                       10           988.316          218.383
---------------                                                 --------------   --------------
        312,695  Net income                                          2.014.537          697.044
===============                                                 ==============   ==============

                                 DATAHOLDING AS

              CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31 (NGAAP)

     1996                                                     1996             1995
      USD                                                     NOK              NOK
                  ASSETS

                  CURRENT ASSETS

        412,331   Cash and bank deposits            1         2.656.441          817.832
        694,964   Accounts receivable               2         4.477.303        3.439.400
         83,168   Other short term receivables                  535.808          288.504
         42,214   Prepaids                                      271.965           64.375
        712,843   Inventories                       3         4.592.493        4.555.531
---------------                                          --------------   --------------
      1,945,520   Total current assets                       12.534.010        9.165.642
---------------                                          --------------   --------------
                  NON CURRENT ASSETS

        102,072   Non marketable securities         4           657.600          600.000
          7,761   Machinery and equipment           5            50.000          346.381
              0   Buildings                         5                 0          509.424
---------------                                          --------------   --------------
        109,833   Total non current assets                      707.600        1.455.805
---------------                                          --------------   --------------
      2,055,353   Total assets                               13.241.610       10.621.447
===============                                          ==============   ==============

                                 DATAHOLDING AS

              CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31 (NGAAP)

     1996                                                                  1996             1995
      USD                                                                  NOK              NOK
                  LIABILITIES AND SHAREHOLDERS' EQUITY

                  CURRENT LIABILITIES

              0   Bank overdrafts                                                  0        1.023.233
        192,495   Payroll tax withheld, VAT and duty payable               1.240.147          955.563
        153,406   Taxes payable                                 10           988.316          218.383
        432,119   Accounts payable                                         2.783.929        2.249.614
         97,567   Other short term liabilities                               628.575          508.200
        232,829   Dividend proposed                                        1.500.000          500.000
---------------                                                       --------------   --------------
      1,108,416   Total current liabilities                                7.140.967        5.454.993
---------------                                                       --------------   --------------
                  LONG TERM LIABILITIES

         73,108   Long term debt less current portion                        470.999          648.332
---------------                                                       --------------   --------------
         73,108   Total long term liabilities                                470.999          648.332
---------------                                                       --------------   --------------
                  SHAREHOLDERS' EQUITY

        382,272   Share capital (492.558 shares at NOK 5)        9         2.462.790        2.462.790
        333,399   Legal reserve                                            2.147.923          770.254
              0   Special tax reserve                                              0          170.144
---------------                                                       --------------   --------------
        715,671   Total undistributable reserves                           4.610.713        3.403.188
        158,158   Distributable equity                                     1.018.931        1.114.934
---------------                                                       --------------   --------------
        873,829   Total shareholders' equity                    11         5.629.644        4.518.122
---------------                                                       --------------   --------------
      2,055,353   Total liabilities and shareholders' equity              13.241.610       10.621.447
===============                                                       ==============   ==============
      1,407,807   Mortgages                                      6         9.069.796        9.057.272
         40,357   Guarantees given                               8           260.000          260.000

                                 DATAHOLDING AS

     STATEMENT OF CASH FLOW CONSOLIDATED FOR YEAR ENDED DECEMBER 31, (NGAAP)

     1996                                                                  1996             1995
      USD                                                                  NOK              NOK
                         CASH FLOW FROM OPERATING ACTIVITIES

        302,731          Cash provided by the year's operations *)         1.950.342          802.232
         (5,737)    +/-  Changes in inventory                                (36.962)        (738.501)
       (164,447)    +/-  Changes in receivables                           (1.059.448)       1.413.780
         82,936     +/-  Changes in accounts payable                         534.315         (383.706)
        (51,769)    +/-  Changes in accruals                                (333.519)        (419.423)
---------------                                                       --------------   --------------
        163,714     A =  Net cash provided by operating activities         1.054.728          674.382
---------------                                                       --------------   --------------
                         CASH FLOW FROM INVESTING ACTIVITIES

         96,236      +   Proceeds from sale of fixed assets                  620.000                0
        131,936     +/-  Changes in other capital assets                     850.000                0
---------------                                                       --------------   --------------
        228,172     B =  Net cash provided by investing activities         1.470.000                0
---------------                                                       --------------   --------------
                         CASH FLOW FROM FINANCING ACTIVITIES

            776      +   Proceeds from issue of new debt                       5.000           20.000
        (27,525)     -   Payments to settle debt                            (177.331)        (316.668)
        (77,610)     -   Dividends paid                                     (500.000)               0
---------------                                                       --------------   --------------
       (104,359)    C =  Net cash provided by financing activities          (672.331)        (296.668)
---------------                                                       --------------   --------------
        287,528          Net change in cash and cash equivalents           1.852.397          377.714
        124,803      +   Cash and cash equivalents, beginning of year        804.044          440.118
---------------                                                       --------------   --------------
        412,331      =   Cash and cash equivalents, end of year            2.656.441          817.832
---------------                                                       --------------   --------------
                    *)   Specification:

        312,695          Net income                                        2.014.537          697.044
        (55,968)     -   Income on disposal of capital assets               (360.576)               0
         46,004      +   Depreciations                                       296.381          105.188
---------------                                                       --------------   --------------
        302,731      =   Cash provided by the year's operations            1.950.342          802.232
===============                                                      ==============   ==============

                                 DATAHOLDING AS

                 NOTES TO THE FINANCIAL STATEMENTS 1996 (NGAAP)

IN GENERAL

At the end of year Dataholding AS had two 100% owned subsidiaries.

Jotec Norge AS
Data Distribusjon AS

CONSOLIDATION

All material transactions and intercompany balances have been eliminated. Shares in subsidiaries are consolidated in accordance with the purchase method.

NOTE 1 - RESTRICTED CASH IN BANK

Cash and bank deposits includes USD 39,887 which is restricted and relates to withheld payroll tax. The amount covers the withheld payroll tax liability as of December 31, 1996.

NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable are recorded at face value less provision for bad debts of USD 31,044 (1995: 31,148).

BAD DEBT EXPENSE CONSISTS OF:                    1996               1995
Realized losses                                     21,988             33,813
Collection on previous write-offs                   (1,087)                 0
Change in the bad debt allowance                    (3,104)             3,104
                                            --------------      -------------
Bad debt expense                                    17,797             36,917
                                            --------------      -------------

NOTE 3 - INVENTORIES

Inventories is stated at cost price.

                                                 1996               1995
Inventories at cost                                790.191            728.318
Write-down of inventories                          (77.348)           (21.212)
                                            --------------      -------------
Book value                                         712.843            707.106
                                            --------------      -------------

NOTE 4 - NON MARKETABLE SECURITIES

                             SHARE CAPITAL     PAR VALUE            BOOK VALUE
Norges Bedrifter Media AS    NOK 220.000       100.000 a 0,50       657.600
                             USD 34,148                             102.072

                                 DATAHOLDING AS

                 NOTES TO THE FINANCIAL STATEMENTS 1996 (NGAAP)

NOTE 5 - PROPERTY, MACHINERY AND EQUIPMENT

                                        MACHINERY,
                                        EQUIPMENT     BUILDINGS        TOTAL

Cost at January 1, 1996                  256.708       87.466         344.174
Additions at cost                              0            0               0
Disposals at cost                              0       87.466          87.466
                                     --------------------------      --------
Cost at December 31, 1996                256.708            0         256.708
Accumulated depreciation                (248.947)           0        (248.947)
                                     --------------------------      --------
Book value at December 31, 1996            7.761            0           7.761
                                     --------------------------      --------
Depreciation 1996                         46.004            0          46.004
                                     --------------------------      --------
Declining balance depreciation rate       20-30%

There has been an extraordinary write-down of machinery and equipment of USD 29,677.

NOTE 6 - LONG-TERM LIABILITIES

As collateral for long-term liabilities and bank overdraft account the following assets are mortgaged: Inventories and accounts receivable. Book value of mortgaged assets are USD 712,843 and USD 694,964 which gives a total of USD 1,407,807.

NOTE 7 - LEASE OBLIGATIONS

The company has no lease obligations as of December 31, 1996 beyond that of an ordinary rental agreement which expires March 31, 1998.

NOTE 8 - GUARANTEES

Guarantee has been made for the amount of USD 40,357 in favor of ABB Miljo Norsk Viftebabrikk AS as guarantee for the rental agreement.

NOTE 9 - SHARE CAPITAL

On October 31, 1996, an extraordinary general meeting was held in Dataholding AS. It was decided that the share capital should be written down with USD 305,817 for repayment to the share holders.

                                 DATAHOLDING AS

                 NOTES TO THE FINANCIAL STATEMENTS 1996 (NGAAP)

NOTE 10 - INCOME TAXES

Taxable income                                 547.877
                                           -----------
Nominal tax rate                                   28%

Current income tax expense                     153.406
                                           -----------
Deferred tax asset                              31.450
                                           -----------

The income tax refers to Dataholding AS.

In accordance with the preliminary Norwegian accounting standard for income taxes, temporary differences which give a rise to deferred tax assets and deferred tax liabilities are netted. According to the preliminary Norwegian accounting standard, the net deferred tax assets as of December 31, 1996 could not be presented as an asset in the balance sheet.

NOTE 11 - SHAREHOLDERS' EQUITY

Shareholders' equity at the beginning of year                  701.299
Net Income                                                     312.695
Proposed dividend                                             (232.829)
Profit on disposal of inactive subsidiary                       92.664
                                                           -----------
Shareholders' equity at the end of year                        873.829
                                                           -----------

NOTE 12 - RECONCILIATION

Reconciliation of Norwegian generally accepted accounting principles to United States generally accepted accounting principles are set forth below. The Company intends to seek to have Dataholding's accountants to include this reconciliation in their report and will file their amended report when it is obtained.


                                 DATAHOLDING AS

                           ADJUSTMENTS NGAAP - USGAAP

                                                       NGAAP                        USGAAP                   USGAAP
                                                -------------------           ------------------          -----------------
                                                1996           1995           1996          1995          1996         1995
                                                 NOK            NOK            NOK           NOK           USD          USD
CURRENT PORTION LONG
TERM DEBT

Other short term liabilities                 628.575        508.200        388.575       191.532        60,314      291,729

Current portion long term debt                     0              0        240.000       316.688        37,253       49,153

DIVIDEND

Dividend proposed                          1.500.000        500.000              0             0             0            0

DEFERRED TAX ASSET

CURRENT ASSETS

Current deferred tax asset                         0              0        165.083        64.100        25,624        9,950

NON CURRENT ASSET

Non current deferred tax asset                     0              0         37.535             0         5,826            0

INCOME TAXES

Income tax payable                           988.316        216.311        988.316       218.383       153,406       33,897

Deferred tax                                       0              0      (138.518)        41.682      (21,500)        6,470

Income tax expense                           988.316        216.311        849.798       260.065        13,906       40,367

DISTRIBUTABLE EQUITY

Distributable equity                       1.018.931      1.722.534      1.018.931     1.722.534       158,158      267,370

Proposed dividend                                  0              0      1.500.000       500.000       232,829       77,610

Distributable equity                       1.018.931      1.722.534      2.518.931     2.222.534       390,987      344,980

FOREIGN CURRENCY

The translation rate used is 6,4425 which is the rate on 12/31/96.  The translation rate was 6,3190 on 12/31/95.


                                 DATAHOLDING AS
                      CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1997

                                   (UNAUDITED)


ASSETS
Current
         Cash                                                    $      32,252
         Accounts receivable                                           619,462
         Inventories                                                   482,899
         Prepaid expenses and other current assets                     152,002
                                                                 -------------
Total current assets                                                 1,286,615

Investments                                                             42,240

Property, plant & equipment                                             65,216

Intangible assets                                                            -

Other assets                                                            31,450
                                                                 -------------

TOTAL ASSETS                                                     $   1,425,521
                                                                 =============

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
         Notes payable - current portion                         $           -
         Accounts payable and accrued expenses                         298,766
         Income taxes payable                                          216,948
                                                                 -------------
Total current liabilities                                              515,714

Notes payable - long term portion                                      105,326

Notes payable shareholders                                                   -
                                                                 -------------

TOTAL LIABILITIES                                                      621,040

SHAREHOLDER'S EQUITY
         Preferred Stock                                                     -
         Common stock (492,588 shares at NOK 1) (See Note 2)            76,454
         Paid-in Capital                                                     -
         Retained earnings                                             768,128
         Cumulative foreign currency translation                      (40,101)
                                                                 -------------
TOTAL SHAREHOLDER'S EQUITY                                             804,481
                                                                 -------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                       $   1,425,521
                                                                 =============


                                 DATAHOLDING AS
                       CONDENSED CONSOLIDATED INCOME SHEET
                  For the Nine Months Ended September 30, 1997

                                   (UNAUDITED)

                                                       9 MONTHS                9 MONTHS
                                                    ENDED 9/30/96           ENDED 9/30/97
                                                  ------------------      ------------------

NET SALES                                         $        3,196,479      $        3,371,605

OPERATING EXPENSES
         Cost of sales                                     1,818,418               2,027,243
         Selling, general & administrative                 1,025,424               1,084,585
                                                  ------------------      ------------------
Total operating expenses                                   2,843,842               3,111,828
                                                  ------------------      ------------------
INCOME FROM OPERATIONS                                       352,637                 259,777

OTHER INCOME AND (EXPENSE)
         Interest                                            (6,109)                 (1,576)
         Other
                                                  ------------------      ------------------
INCOME BEFORE TAXES                                          346,528                 258,201

PROVISION FOR INCOME TAXES                                   115,054                  93,000
                                                  ------------------      ------------------
NET INCOME                                        $          231,474      $          165,201
                                                  ==================      ==================




                                 DATAHOLDING AS
            CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                    For Nine Months Ended September 30, 1997

                                   (UNAUDITED)


                                        COMMON      PAID-IN      RETAINED         CURRENCY
                                         STOCK      CAPITAL      EARNINGS       TRANSLATION         TOTAL

Total at December 31, 1996             $382,272                  $755,836                      $1,138,108

Total Net Income                                                  165,201                         165,201

Total dividends and distributions                               (152,909)                       (152,909)

Return of Share Capital
(See Note 2)                          (305,818)

Cumulative foreign currency
translation                                                                      (40,101)        (40,101)
                                   ----------------------------------------------------------------------
Total at December 31, 1996             $ 76,454 $         -      $768,128     $  (40,101)      $1,110,299
                                   ======================================================================




                                 DATAHOLDING AS
                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                  For the Nine Months Ended September 30, 1997

                                   (UNAUDITED)

OPERATING ACTIVITIES
         Net Income                                                           $     165,201
         Adjustments to reconcile net income to net cash
                  provided by (used in) operating activities:                        20,000
                  Depreciation and amortization
                  (increase) decrease in:                                                 -
                           Accounts receivable                                      158,670
                           Inventories                                              230,144
                           Prepaid expenses and other current assets               (84,364)
                           Investments                                               59,832
                           Deferred offering costs and other assets                (25,624)
                  Increase (decrease) in:
                           Bank overdraft                                          (37,253)
                           Accounts payable and accrued expenses                  (386,162)
                           Income taxes payable                                      63,542
                                                                              -------------
Net cash provided by (used in) operating activities                                 163,986

INVESTING ACTIVITIES:
         Additions to property and equipment                                       (77,455)
                                                                              -------------
Net cash used in investing activities                                              (77,455)

FINANCING ACTIVITIES:
         Net proceeds (payments) on borrowings                                       32,218
         Return of Share Capital (See Note 2)                                     (305,818)
         Dividend distributions                                                   (152,909)
                                                                              -------------
Net cash provided by (used in) financing activities                               (426,509)

NET INCREASE (DECREASE) IN CASH                                                   (339,978)
Effect of exchange rate changes on cash                                            (40,101)
CASH, AT BEGINNING OF PERIOD                                                        412,331
                                                                              -------------
CASH, AT END OF PERIOD                                                        $      32,252
                                                                              =============



                                 DATAHOLDING AS
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (UNAUDITED)


1.       Basis of presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, except for the adjustment to record deferred taxes, considered necessary for a fair presentation have been included. Operating results for the nine month period ended September 30, 1997 are not necessarily indicative of operating results that may be expected for the year ending December 31, 1997.

2.       Return of Capital

On October 31, 1996 an extraordinary general meeting of the Dataholding Board of Directors was held. Due to recent change in Norwegian tax regulations it was decided that share capital should be repaid to shareholders. The share value of shares was reduced from NOK 5 to NOK 1 and the amount of approximately $305, 818 was returned to shareholders during 1997.

3.       Subsequent Event

On November 12, 1997 all of the outstanding shares of Dataholding were acquired by Advanced Electronic Support Products, Inc. for 360,000 shares of Advanced Electronic Support Products, Inc. common stock.

                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
                       AND SUBSIDIARIES AND DATAHOLDING AS
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition as of November 12, 1997 of Dataholding as if the acquisition were effected as of December 31, 1996, or at the beginning of the period presented. The acquisition was accounted for as a pooling of interest.

The following unaudited pro forma condensed consolidated balance sheet presents the pro forma consolidated position of the Company as of September 30, 1997 as if the acquisition of Dataholding were effected as of December 31, 1996.

The following unaudited pro forma condensed consolidated income statements for the years ended December 31, 1995 and 1996 and for the nine month period ended September 30 , 1997 presents the results of the combined company as if the acquisition of Dataholding had been effected as of January 1, 1995.

The unaudited pro forma statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the acquisition of Dataholding had taken place at the times stated above, nor is it necessarily indicative of future operating results or financial position.

                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
                       AND SUBSIDIARIES AND DATAHOLDING AS
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997

                                                                                       PRO FORMA
                                                        AESP         DATAHOLDING      ADJUSTMENTS       NOTES     AS ADJUSTED
ASSETS

Current
      Cash                                         $       522,821  $        32,252                              $     555,073
      Accounts receivable                                3,758,899          619,462                                  4,378,361
      Inventories                                        4,866,466          482,899                                  5,349,365
      Prepaid expenses and other current assets            354,595          152,002                                    506,597
                                                   ---------------------------------------------------------------------------
Total current assets                                     9,502,781        1,286,615                                 10,789,396
Investments                                                      -           42,240                                     42,240
Property, plant & equipment                                388,458           65,216                                    453,674
Intangible assets                                          736,312                -                                    736,312
Other assets                                                60,000           31,450                                     91,450
                                                   ---------------------------------------------------------------------------
TOTAL ASSETS                                       $    10,687,551  $     1,425,521                              $  12,113,072
                                                   ===========================================================================
LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
      Notes payable - current portion              $             -  $             -                              $           -
      Accounts payable and accrued expenses              1,895,831          298,766                                  2,194,597
      Income taxes payable                                 164,728          216,948                                    381,676
                                                   ---------------------------------------------------------------------------
Total current liabilities                                2,060,559          515,714                                  2,576,273

Notes payable - long term portion                                -          105,326                                    105,326

Notes payable shareholders                               1,439,125                -                                  1,439,125
                                                   ---------------------------------------------------------------------------
TOTAL LIABILITIES                                        3,499,684          621,040                                  4,120,724

SHAREHOLDERS EQUITY
      Preferred stock                                            -                -                                          -
      Common stock                                           1,923           76,454         (76,094)     1               2,283
      Paid-in Capital                                    6,713,167                -          76,094      1           6,789,261
      Retained earnings                                    487,933          768,128                                  1,256,061
      Cumulative foreign currency translation             (15,156)         (40,101)                                   (55,257)
                                                   ---------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY                               7,187,867          804,481                                  7,992,348
                                                   ---------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY         $    10,687,551  $     1,425,521                              $  12,113,072
                                                   ===========================================================================

                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
                       AND SUBSIDIARIES AND DATAHOLDING AS
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                                       PRO FORMA
                                                        AESP         DATAHOLDING      ADJUSTMENTS    AS ADJUSTED
NET SALES                                          $    13,721,014  $     3,914,278                  $ 17,635,292
OPERATING EXPENSES
      Cost of sales                                      8,507,520        2,304,567                    10,812,087
      Selling, general & administrative                  3,870,686        1,430,004                     5,300,690
                                                   --------------------------------------------------------------
Total operating expenses                                12,378,206        3,734,571                -   16,112,777
                                                   --------------------------------------------------------------
INCOME FROM OPERATIONS                                   1,342,808          179,707                -    1,522,515

OTHER INCOME AND (EXPENSE)
      Interest                                            (81,245)           15,031                      (66,214)
      Other                                                 73,911         (52,646)                        21,265
                                                   --------------------------------------------------------------
INCOME BEFORE TAXES                                      1,335,474          142,092                -    1,477,566

PROVISION FOR INCOME TAXES                                  44,680           33,897                       139,970
                                                   --------------------------------------------------------------
NET INCOME                                         $     1,290,794  $       108,195  $             - $  1,337,596
                                                   ==============================================================
PRO FORMA AMOUNTS
      Income before income taxes                         1,335,474          142,092                -    1,477,566
      Provision for income taxes                           483,680           33,897                       517,577
                                                   --------------------------------------------------------------
      Pro forma net income                         $       851,794  $       108,195 $              - $    959,989
                                                   ==============================================================
      Pro forma net income per share               $          0.68  $          0.30                  $       0.60
      Weighted average number of shares of common
         stock outstanding                               1,252,028                -          360,000    1,612,028
                                                   ==============================================================




                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
                       AND SUBSIDIARIES AND DATAHOLDING AS
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31,1996

                                                                                       PRO FORMA
                                                        AESP         DATAHOLDING      ADJUSTMENTS    AS ADJUSTED
NET SALES                                          $    13,707,642  $     4,605,002                  $ 18,312,644

OPERATING EXPENSES
      Cost of sales                                      7,925,280        2,711,891                    10,637,171
      Selling, general & administrative                  4,636,301        1,440,741                     6,077,042
                                                   --------------------------------------------------------------
Total operating expenses                                12,561,581        4,152,632                -   16,714,213
                                                   --------------------------------------------------------------
INCOME FROM OPERATIONS                                   1,146,061          452,370                -    1,598,431

OTHER INCOME AND (EXPENSE)
      Interest                                           (153,586)           13,731                     (139,855)
      Other                                                113,803           92,664                       206,467
                                                   --------------------------------------------------------------
INCOME BEFORE TAXES                                      1,106,278          558,765                -    1,665,043

PROVISION FOR INCOME TAXES                                   8,064          131,906                       139,970
                                                   --------------------------------------------------------------
NET INCOME                                         $     1,098,214  $       426,859  $             - $  1,525,073
                                                   ==============================================================
PRO FORMA AMOUNTS
      Income before income taxes                         1,106,278          558,765                -    1,665,043
      Provision for income taxes                           393,064          131,906                       524,970
                                                   --------------------------------------------------------------
      Pro forma net income                         $       713,214  $       426,859  $             - $  1,140,073
                                                   ==============================================================
      Pro forma net income per share               $          0.57  $             -                  $       0.71
      Weighted average number of shares of common
         stock outstanding                               1,252,028                -          360,000    1,612,028
                                                   ==============================================================
      Supplemental pro forma net income per share  $             -  $             -                  $       0.66
                                                   ==============================================================

                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
                       AND SUBSIDIARIES AND DATAHOLDING AS
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                                        PRO FORMA
                                                         AESP         DATAHOLDING      ADJUSTMENTS    AS ADJUSTED
NET SALES                                           $    11,146,954  $     3,371,605                  $ 14,518,559
OPERATING EXPENSES
      Cost of sales                                       6,548,191        2,027,243                     8,575,434
      Selling, general & administrative                   3,986,484        1,084,585                     5,071,069
                                                    --------------------------------------------------------------
Total operating expenses                                 10,534,675        3,111,828                -   13,646,503
                                                    --------------------------------------------------------------
INCOME FROM OPERATIONS                                      612,279          259,777                -      872,056
OTHER INCOME AND (EXPENSE)
      Interest                                            (113,531)          (1,576)                     (115,107)
      Other                                                  10,686                                         10,686
                                                    --------------------------------------------------------------
INCOME BEFORE TAXES                                         509,434          258,201                -      767,635

PROVISION FOR INCOME TAXES                                  191,532           93,000                       284,532
                                                    --------------------------------------------------------------
NET INCOME                                          $       317,902  $       165,201  $             - $    483,103
                                                    ==============================================================
PRO FORMA AMOUNTS
      Income before income taxes                            509,434          258,201                -      767,635
      Provision for income taxes                            202,572           93,000                       295,572
                                                    --------------------------------------------------------------
      Pro forma net income                          $       306,862  $       165,201  $             - $    472,063
                                                    ==============================================================
      Pro forma net income per share                $          0.19  $          0.46                  $       0.21
      Weighted average number of shares of common
         stock outstanding                                1,926,383                -          360,000
   2,286,383
                                                    ==============================================================
      Supplemental pro forma net income per share   $             -                -                  $       0.21
                                                    ==============================================================

                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
                       AND SUBSIDIARIES AND DATAHOLDING AS
         NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. To record the effect of the issuance of 360,000 shares of Advanced Electronic Support Products, Inc. common stock, par value $.001 per share, in exchange for all of the outstanding shares of Dataholding AS.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED ELECTRONIC SUPPORT
                                       PRODUCTS, INC.

Date: JANUARY 26, 1997                 By: /s/ SLAV STEIN
                                           -------------------------------------
                                           Slav Stein, President and
                                           Chief Executive Officer